UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2017

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor
Albany, New York 12203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2017, Mark Greenquist notified the board of directors (the “Board”) of CommerceHub, Inc. (the “Company”) of his decision to resign as Chief Financial Officer and Treasurer of the Company effective immediately but to remain with the Company in a non-officer advisory capacity through December 31, 2017.

In connection with Mr. Greenquist’s departure, he will receive (i) a severance payment in an amount equal to one year’s base salary and (ii) reimbursement for continued health care coverage pursuant to COBRA for a one-year period following his departure.  Mr. Greenquist will also remain eligible to earn a cash bonus under the Company’s 2017 annual performance bonus program.

Also on December 14, 2017, the Board appointed Michael Trimarchi, age 38, as Chief Financial Officer and Treasurer of the Company, effective immediately.  In this role, he will also serve as the Company’s principal financial and accounting officer, and he will continue to serve as the Company’s Chief Commercial Officer.

Mr. Trimarchi, a Certified Public Accountant, has served as the Company’s Chief Commercial Officer since May 2017 and was the Company’s Chief Accounting Officer from May 2016 to May 2017.  Previously, he served as Interim Chief Financial Officer of AngioDynamics, Inc. from November 2015 to May 2016, and prior to that he served as Vice President and Global Controller from August 2014 to November 2015 and Director, Corporate FP&A from July 2013 to August 2014. He served as Vice President, Corporate FP&A of Vistaprint N.V. (now Cimpress N.V.) from January 2013 to July 2013 and Senior Director, Corporate FP&A from April 2012 to December 2012. He held the position of Global Controller at Vistaprint from January 2011 to April 2012.

In connection with this appointment, the compensation committee of the Board approved a new annual base salary for Mr. Trimarchi of $365,000 and a new target annual bonus opportunity of 80% of his annual base salary.

Item 7.01. Regulation FD.

On December 18, 2017, the Company issued a press release, attached hereto as Exhibit 99.1, announcing Mr. Greenquist’s resignation from the Company and Mr. Trimarchi’s appointment as the Company’s Chief Financial Officer and Treasurer. This Item 7.01 and the press release attached hereto are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release, dated December 18, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017

COMMERCEHUB, INC.

By:	/s/ Douglas Wolfson
Name:	Douglas Wolfson
Title:	General Counsel and Secretary